UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Table Trac, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SAMPLE PROXY CARD

TABLE TRAC, INC.

6101 BAKER ROAD #206

MINNETONKA, MN 55345

ATTN: ACCOUNTS PAYABLE

Investor Address Line 1

Investor Address Line 2

Investor Address Line 3

Investor Address Line 4

Investor Address Line 5

John Sample

1234 ANYWHERE STREET

ANY CITY, ON A1A 1A1

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME

THE COMPANY NAME INC. - COMMON

THE COMPANY NAME INC. - CLASS A

THE COMPANY NAME INC. - CLASS B

THE COMPANY NAME INC. - CLASS C

THE COMPANY NAME INC. - CLASS D

THE COMPANY NAME INC. - CLASS E

THE COMPANY NAME INC. - CLASS F

THE COMPANY NAME INC. - 401 K

CONTROL #→ 00000000000

SHARES                                123,456,789,012.12345

123,456,789,012.12345

123,456,789,012.12345

123,456,789,012.12345

123,456,789,012.12345

123,456,789,012.12345

123,456,789,012.12345

123,456,789,012.12345

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees	For All 0	Withhold All 0	For All Except 0	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. _________________________________

01 Chad Hoehne     02 Brian Hinchley     03 Steven A. Browne     04 Louis Fornetti     05 Gary Loebig

The Board of Directors recommends you vote FOR the following proposal:

2 Proposal to ratify the appointment of Boulay P.L.L.P. as the independent registered public accounting firm of the Company for fiscal 2015.	FOR 0	AGAINST 0	ABSTAIN 0

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. 0 (see reverse for instructions)	Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

SHARES CUSIP # SEQUENCE #
Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com.

TABLE TRAC, INC.

Annual Meeting of Shareholders

August 20, 2015 9:00 AM

This proxy is solicited by the Board of Directors

The undersigned, a stockholder of Table Trac, Inc., hereby appoints Mr. Chad Hoehne and Brian Hinchley, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the annual stockholders' meeting of Table Trac, Inc. to be held at the Sheraton Minneapolis West Hotel, 12201 Ridgedale Drive, Minnetonka, MN 55305, on Thursday, August 20, 2015 at 9:00 a.m. local time, and at any and all adjournments thereof, with all the powers which the undersigned would possess if personally present, upon:The Board of Directors recommends a vote "FOR" proposal 1 and proposal 2. All nominees for election to the Board of Director were nominated by a stockholder of the company. The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Annual Meeting of Stockholders.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the stockholder, but if no direction is made in the space provided, this proxy will be voted FOR ratification of the appointment of Boulay P.L.L.P. as independent registered public accounting firm for fiscal 2015.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side